Loans Due From Third Parties, Net (Details) - Schedule of Loans Due from Third Parties - USD ($)		Dec. 31, 2022	Dec. 31, 2021
Schedule of Loans Due from Third Parties [Abstract]
Loans due from third parties	[1]	$ 26,016,162	$ 23,790,917
Less: allowance for credit losses		479,940	39,446
Total		$ 25,536,222	$ 23,751,471

[1]	As of December 31, 2021, the balance of loans due from third parties was comprised of loans of $11,807,096, $6,622,101, $5,306,798 due from three parties, and a non-interest-bearing loan of $0.05 million due from a third party. These three interest-bearing loans are due within 12 months from the balance sheet date and have an interest rate of ranging from 7% to 14%. The loans of $6,622,101 and $5,306,798 are pledged with customer’s trade receivables.